UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22400

Oppenheimer Emerging Markets Local Debt Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 2/28/2019

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS February 28 2019 Unaudited

		Principal Amount	Value
Foreign Government Obligations—83.1%
Argentina—2.2%
Argentine Republic:
0.00% Unsec. Nts., 7/31/20[1]	ARS	75,800,000	$1,975,420
2.20% Unsec. Nts., 4/30/20[1]	ARS	79,600,000	2,358,707
15.50% Bonds, 10/17/26	ARS	4,000,000	85,372
18.20% Unsec. Nts., 10/3/21	ARS	3,195,000	65,741
49.438% [BADLARPP+325] Unsec. Nts., 3/1/20[2]	ARS	19,280,000	490,444

			4,975,684

Brazil—5.9%
Federative Republic of Brazil:
10.00% Unsec. Nts., 1/1/21	BRL	6,770,000	1,885,462
10.00% Unsec. Nts., 1/1/23	BRL	18,000,000	5,063,196
10.00% Unsec. Nts., 1/1/25	BRL	4,000,000	1,128,060
10.00% Unsec. Nts., 1/1/29	BRL	3,900,000	1,104,719
13.288% Unsec. Nts., 8/15/50[10]	BRL	750,000	794,436
16.666% Unsec. Nts., 8/15/22[10]	BRL	1,130,000	1,025,441
18.447% Unsec. Nts., 5/15/45[10]	BRL	2,280,000	2,365,057

			13,366,371

Chile—3.4%
Republic of Chile:
4.00% Unsec. Nts., 3/1/23[3,4]	CLP	2,100,000,000	3,216,643
4.50% Bonds, 3/1/26	CLP	400,000,000	623,825
4.70% Unsec. Nts., 9/1/30[3,4]	CLP	2,465,000,000	3,880,780

			7,721,248

Colombia—10.2%
Republic of Colombia:
Series B, 6.25% Bonds, 11/26/25	COP	25,900,000,000	8,392,045
Series B, 7.00% Bonds, 5/4/22	COP	16,330,000,000	5,547,081
Series B, 7.50% Bonds, 8/26/26	COP	4,510,000,000	1,558,691
Series B, 10.00% Bonds, 7/24/24	COP	19,721,000,000	7,569,344

			23,067,161

Egypt—1.0%
Arab Republic of Egypt:
Series 3YR, 15.00% Bonds, 10/3/20	EGP	19,100,000	1,062,807
Series 3YR, 16.00% Unsec. Nts., 12/12/20	EGP	20,000,000	1,127,303

			2,190,110

Hungary—4.1%
Hungary:
Series 20/A, 7.50% Bonds, 11/12/20	HUF	1,010,000,000	4,068,330
Series 25/B, 5.50% Bonds, 6/24/25	HUF	983,000,000	4,186,152
Series 27/A, 3.00% Bonds, 10/27/27	HUF	285,000,000	1,043,209

			9,297,691

1        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
India—2.7%
Republic of India:
7.72% Sr. Unsec. Nts., 5/25/25	INR	40,000,000	$572,497
8.12% Sr. Unsec. Nts., 12/10/20	INR	130,000,000	1,870,702
8.20% Sr. Unsec. Nts., 9/24/25	INR	70,000,000	1,023,850
State of Gujarat, 7.52% Sr. Unsec. Nts., 5/24/27	INR	60,000,000	820,225
State of Maharastra:
7.99% Sr. Unsec. Nts., 10/28/25	INR	30,000,000	423,653
8.06% Sr. Unsec. Nts., 2/11/25	INR	50,000,000	710,164
State of Tamilnadu, 8.01% Sr. Unsec. Nts., 5/11/26	INR	50,000,000	696,073

			6,117,164

Indonesia—10.7%
Republic of Indonesia:
8.125% Sr. Unsec. Nts., 5/15/24	IDR	24,000,000,000	1,754,565
Series FR53, 8.25% Sr. Unsec. Nts., 7/15/21	IDR	26,300,000,000	1,920,391
Series FR59, 7.00% Sr. Unsec. Nts., 5/15/27	IDR	34,500,000,000	2,331,579
Series FR64, 6.125% Sr. Unsec. Nts., 5/15/28	IDR	65,000,000,000	4,125,392
Series FR71, 9.00% Sr. Unsec. Nts., 3/15/29	IDR	38,780,000,000	2,970,271
Series FR72, 8.25% Sr. Unsec. Nts., 5/15/36	IDR	56,330,000,000	4,029,652
Series FR73, 8.75% Sr. Unsec. Nts., 5/15/31	IDR	91,780,000,000	6,883,092

			24,014,942

Malaysia—4.3%
Federation of Malaysia:
Series 0115, 3.955% Sr. Unsec. Nts., 9/15/25	MYR	11,000,000	2,710,033
Series 0217, 4.045% Sr. Unsec. Nts., 8/15/24	MYR	5,000,000	1,238,991
Series 0902, 4.378% Sr. Unsec. Nts., 11/29/19	MYR	22,785,000	5,642,847

			9,591,871

Mexico—4.5%
United Mexican States:
Series M, 8.00% Bonds, 6/11/20	MXN	18,300,000	949,016
Series M, 8.00% Sr. Unsec. Nts., 12/7/23	MXN	123,580,000	6,408,709
Series M20, 10.00% Bonds, 12/5/24	MXN	51,000,000	2,886,104

			10,243,829

Peru—3.5%
Republic of Peru:
5.94% Sr. Unsec. Nts., 2/12/29[3,4]	PEN	3,100,000	973,972
6.35% Sr. Unsec. Nts., 8/12/28[3]	PEN	12,105,000	3,896,966
6.95% Sr. Unsec. Nts., 8/12/31[3]	PEN	710,000	237,660
8.20% Sr. Unsec. Nts., 8/12/26[3]	PEN	7,525,000	2,702,722

			7,811,320

Poland—6.0%
Republic of Poland:
Series 0123, 2.50% Bonds, 1/25/23	PLN	33,000,000	8,870,511

2        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

		Principal Amount	Value
Poland (Continued)
Republic of Poland: (Continued)
Series 0922, 5.75% Bonds, 9/23/22	PLN	15,500,000	$4,622,190

			13,492,701

Russia—4.1%
Russian Federation:
Series 6209, 7.60% Bonds, 7/20/22	RUB	208,000,000	3,132,383
Series 6211, 7.00% Bonds, 1/25/23	RUB	410,800,000	6,042,056

			9,174,439

South Africa—10.1%
Republic of South Africa:
Series 2023, 7.75% Bonds, 2/28/23	ZAR	63,900,000	4,525,505
Series 2030, 8.00% Bonds, 1/31/30	ZAR	59,500,000	3,856,288
Series 2037, 8.50% Bonds, 1/31/37	ZAR	125,700,000	7,989,013
Series 2048, 8.75% Bonds, 2/28/48	ZAR	52,000,000	3,307,364
Series R208, 6.75% Sr. Unsec. Nts., 3/31/21	ZAR	22,850,000	1,615,688
Series R214, 6.50% Bonds, 2/28/41	ZAR	27,000,000	1,346,886

			22,640,744

Thailand—5.7%
Kingdom of Thailand:
1.875% Sr. Unsec. Nts., 6/17/22	THB	194,500,000	6,158,896
2.125% Sr. Unsec. Nts., 12/17/26	THB	218,400,000	6,788,742

			12,947,638

Turkey—4.1%
Republic of Turkey:
8.50% Bonds, 9/14/22	TRY	22,900,000	3,479,024
10.60% Bonds, 2/11/26	TRY	10,000,000	1,539,830
10.70% Bonds, 2/17/21	TRY	17,830,000	2,989,341
12.20% Bonds, 1/18/23	TRY	7,790,000	1,307,515

			9,315,710

Uruguay—0.6%
Oriental Republic of Uruguay, 9.875% Sr. Unsec. Nts., 6/20/22[3]	UYU	41,825,000	1,287,038

Total Foreign Government Obligations (Cost $196,746,007)			187,255,661

Corporate Bonds and Notes—8.2%
Agile Group Holdings Ltd., 9.00% Sr. Sec. Nts., 5/21/20[4]		1,000,000	1,031,477
America Movil SAB de CV:
6.45% Sr. Unsec. Nts., 12/5/22	MXN	46,000,000	2,182,456
7.125% Sr. Unsec. Nts., 12/9/24	MXN	24,000,000	1,126,375
Banco Bilbao Vizcaya Argentaria SA, 6.75% [EUSA5+660.4] Jr. Sub. Perpetual Bonds[2,4,5]	EUR	2,000,000	2,351,871
Empresas Publicas de Medellin ESP, 8.375% Sr. Unsec. Nts., 2/1/21[3]	COP	214,000,000	69,987
Eskom Holdings SOC Ltd., 10.00% Sr. Unsec. Nts., 1/25/23	ZAR	11,000,000	806,779

3        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Corporate Bonds and Notes (Continued)
Housing Development Finance Corp., 7.78%, 3/24/20	INR	170,000,000	$2,375,240
Jasa Marga Persero Tbk PT, 7.50% Sr. Unsec. Nts., 12/11/20[3]	IDR	4,400,000,000	302,227
National Bank for Agriculture & Rural Development, 8.60% Sr. Unsec. Nts., 1/31/22	INR	170,000,000	2,450,674
Petroleos Mexicanos:
7.19% Sr. Unsec. Nts., 9/12/24[3]	MXN	38,000,000	1,610,941
7.19% Sr. Unsec. Nts., 9/12/24	MXN	16,000,000	678,291
7.65% Sr. Unsec. Nts., 11/24/21	MXN	16,000,000	777,825
Red de Carreteras de Occidente SAPIB de CV, 9.00% Sr. Sec. Nts., 6/10/28[3]	MXN	2,300,000	113,203
Reliance Industries Ltd., 7.17% Unsec. Nts., 11/8/22	INR	170,000,000	2,395,633
YPF SA, 16.50% Sr. Unsec. Nts., 5/9/22[3]	ARS	7,670,200	132,823

Total Corporate Bonds and Notes (Cost $20,242,549)			18,405,802

Short-Term Notes—3.0%
Arab Republic of Egypt Treasury Bills:
17.403%, 4/2/19[1]	EGP	16,400,000	927,268
18.797%, 3/19/19[1]	EGP	65,000,000	3,698,478
Argentine Republic Treasury Bills:
0.00%, 3/29/19[1]	ARS	15,100,000	464,345
0.00%, 5/31/19[1]	ARS	1,700,000	51,517
0.00%, 4/30/19[1]	ARS	16,300,000	505,287
0.00%, 6/28/19[1]	ARS	7,800,000	219,030
United States Treasury Bills, 2.317%, 3/7/19[1,6]		1,000,000	999,614

Total Short-Term Notes (Cost $6,769,937)			6,865,539

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)
Over-the-Counter Options Purchased—0.7%
BRL Currency Call[7]	CITNA-B	BRL	3.200	4/25/19	BRL 512,000	BRL 17,900	1,342
BRL Currency Call[7]	JPM	BRL	3.354	9/25/19	BRL 5,151	BRL 100	18,855
BRL Currency Call[7]	GSCO-OT	BRL	3.400	12/10/19	BRL 5,300	BRL 188	56,307
IDR Currency Call[7]	GSCO-OT	IDR	15050.000	9/6/19	IDR 4,379,550,000	IDR 42,199,840	126,600
INR Currency Put[7]	GSCO-OT	INR	72.500	3/1/19	INR 725,000	INR 450,000	176
MXN Currency Call[7,11]	CITNA-B	MXN	18.000	10/23/19	MXN 5,500	MXN 350	47,756
MXN Currency Call[7]	CITNA-B	MXN	19.500	10/30/19	MXN 682,500	MXN 463,800	642,827

4        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)	Value
Over-the-Counter Options Purchased (Continued)
RUB Currency Call[7]	GSCO-OT	RUB	59.500	6/12/19	RUB 8,625,053	RUB 840,428	$12,606
RUB Currency Call[7]	GSCO-OT	RUB	70.000	2/5/21	RUB 7,350,000	RUB 226,800	185,985
S&P 500 Index Put Put[7]	BOA	USD	2632.590	2/21/20	USD 3,184	USD 1	121,034
S&P 500 Index Put Put[7]	JPM	USD	2658.670	2/26/20	USD 5,931	USD 2	242,138
TRY Currency Call[7]	JPM	TRY	6.000	10/17/19	TRY 30,000	TRY 20,000	184,560
ZAR Currency Call[7]	JPM	ZAR	12.557	5/27/19	ZAR 100,330	ZAR 70,420	5,986

Total Over-the-Counter Options Purchased (Cost $1,896,733)							1,646,172

						Shares
Investment Company—2.2%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.37%[8,9] (Cost $4,969,883)						4,969,883	4,969,883
Total Investments, at Value (Cost $230,625,109)						97.2%	219,143,057
Net Other Assets (Liabilities)						2.8	6,223,389

Net Assets						100.0%	$225,366,446

Footnotes to Statement of Investments

1. Zero coupon bond reflects effective yield on the original acquisition date.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $18,424,962 or 8.18% of the Fund’s net assets at period end.

4. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $11,454,743 or 5.08% of the Fund’s net assets at period end.

5. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

6. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $906,650. See Note 6 of the accompanying Notes.

7. Non-income producing security.

8. Rate shown is the 7-day yield at period end.

9. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

5        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Shares May 31, 2018	Gross Additions	Gross Reductions	Shares February 28, 2019

Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	5,748,638	133,324,014	134,102,769	4,969,883

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$4,969,883	$74,902	$—	$—

10. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

11. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to 18 MXN per 1 USD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Indonesia	$24,443,769	11.1%
South Africa	23,453,509	10.7
Colombia	23,137,147	10.6
Mexico	17,423,503	7.9
Poland	13,492,701	6.2
Brazil	13,442,876	6.1
India	13,338,887	6.1
Thailand	12,947,638	5.9
Malaysia	9,591,871	4.4
Turkey	9,500,270	4.3
Russia	9,373,030	4.3
Hungary	9,297,691	4.2
Peru	7,811,320	3.6
Chile	7,721,248	3.5
Egypt	6,815,855	3.1
Argentina	6,348,687	2.9
United States	6,332,669	2.9
Spain	2,351,871	1.1
Uruguay	1,287,038	0.6
China	1,031,477	0.5

Total	$219,143,057	100.0%

Forward Currency Exchange Contracts as of February 28, 2019
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	04/2019	BRL	3,640	USD	854	$111,833	$—
BAC	03/2019	MYR	12,925	USD	3,120	49,276	—

6        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	03/2019	PLN	48,463	USD	12,860	$—	$45,441
BAC	03/2019	USD	793	MYR	3,245	595	3,668
BAC	03/2019	USD	9,761	ZAR	139,770	—	137,415
BOA	03/2019	CZK	69,410	USD	3,070	11,932	—
BOA	01/2020	EUR	3,840	USD	4,527	—	33,825
BOA	03/2019	HUF	98,000	USD	348	5,586	—
BOA	03/2019	IDR	35,628,000	USD	2,441	71,647	—
BOA	03/2019	INR	220,000	USD	3,074	25,080	—
BOA	03/2019	MXN	49,700	USD	2,591	—	20,223
BOA	03/2019	PLN	890	USD	237	—	2,071
BOA	03/2019	RON	16,170	USD	3,945	—	71,735
BOA	03/2019	THB	163,148	USD	5,012	166,533	—
BOA	03/2019	USD	1,381	EUR	1,205	8,306	—
BOA	03/2019	USD	352	HUF	99,400	—	6,741
BOA	03/2019	USD	2,034	IDR	29,917,000	—	75,633
BOA	03/2019	USD	16,443	INR	1,203,300	—	509,417
BOA	03/2019	USD	6,081	PLN	22,700	78,489	—
BOA	01/2020	USD	4,421	RUB	307,500	—	44,830
BOA	03/2019	USD	459	THB	14,800	—	10,713
BOA	03/2019	USD	644	ZAR	9,000	6,140	—
BOA	03/2019	ZAR	6,150	USD	440	—	4,829
CITNA-B	03/2019 - 04/2019	BRL	55,610	USD	14,858	36,968	106,969
CITNA-B	03/2019	CLP	2,189,400	USD	3,342	4,912	8,400
CITNA-B	03/2019	COP	16,284,000	USD	5,149	136,648	5,271
CITNA-B	03/2019	ILS	600	USD	166	—	678
CITNA-B	03/2019	MXN	58,000	USD	2,977	23,265	—
CITNA-B	03/2019	PHP	134,800	USD	2,550	47,620	—
CITNA-B	03/2019	PLN	10,300	USD	2,747	—	23,968
CITNA-B	03/2019	RON	2,260	USD	542	—	1,137
CITNA-B	03/2019	RUB	141,500	USD	2,136	9,625	5,098
CITNA-B	03/2019	TRY	6,050	USD	1,104	23,251	4,673
CITNA-B	03/2019 - 04/2019	USD	8,033	BRL	29,820	98,575	—
CITNA-B	03/2019	USD	1,885	CLP	1,278,000	—	63,425
CITNA-B	03/2019	USD	10,912	COP	34,914,000	—	409,304
CITNA-B	03/2019 - 05/2019	USD	4,943	EUR	4,365	91	29,096
CITNA-B	03/2019	USD	629	HUF	176,300	—	6,883
CITNA-B	03/2019	USD	479	IDR	6,733,000	3,845	—
CITNA-B	03/2019	USD	2,234	ILS	8,080	2,447	—
CITNA-B	03/2019 - 11/2019	USD	10,903	MXN	229,600	2,260	593,555
CITNA-B	03/2019	USD	1,660	PEN	5,565	—	26,441
CITNA-B	03/2019	USD	349	PLN	1,330	—	2,586
CITNA-B	03/2019	USD	515	RUB	34,400	—	5,480
CITNA-B	03/2019	USD	546	THB	17,000	6,093	—
CITNA-B	03/2019	USD	1,596	TRY	8,620	—	3,382
CITNA-B	03/2019	USD	2,031	ZAR	27,900	57,699	2,211
CITNA-B	03/2019	ZAR	19,870	USD	1,434	13,752	40,361
GSCO-OT	03/2019	BRL	5,070	USD	1,356	—	6,573
GSCO-OT	03/2019	CLP	806,600	USD	1,171	58,437	—

7        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
GSCO-OT	03/2019	COP	1,857,000	USD	591	$10,848	$—
GSCO-OT	07/2019	EUR	2,885	USD	3,349	—	25,875
GSCO-OT	03/2019	HUF	84,000	USD	300	2,682	—
GSCO-OT	09/2019	IDR	16,000,000	USD	1,094	8,258	—
GSCO-OT	03/2019	MXN	21,300	USD	1,102	3,113	3,434
GSCO-OT	03/2019	MYR	1,820	USD	434	12,052	—
GSCO-OT	03/2019	PEN	1,520	USD	456	4,771	—
GSCO-OT	03/2019	PHP	5,900	USD	112	1,441	—
GSCO-OT	03/2019	RUB	218,400	USD	3,149	155,027	—
GSCO-OT	03/2019	USD	1,365	BRL	5,070	15,519	—
GSCO-OT	03/2019 - 07/2019	USD	4,770	CLP	3,221,400	—	139,778
GSCO-OT	03/2019	USD	522	COP	1,709,000	—	32,414
GSCO-OT	03/2019	USD	7,717	EUR	6,725	57,339	—
GSCO-OT	09/2019	USD	2,136	IDR	34,478,400	—	238,279
GSCO-OT	03/2019	USD	583	MXN	11,600	—	17,003
GSCO-OT	03/2019	USD	423	MYR	1,755	—	7,746
GSCO-OT	03/2019	USD	70	PHP	3,700	—	1,277
GSCO-OT	03/2019	USD	763	PLN	2,880	1,586	—
GSCO-OT	06/2019	USD	7,062	RUB	456,660	230,182	—
GSCO-OT	10/2019	USD	251	TRY	1,500	—	300
GSCO-OT	03/2019	ZAR	49,210	USD	3,543	—	58,351
HSBC	03/2019	CZK	1,800	USD	80	36	—
HSBC	03/2019	HUF	52,100	USD	188	187	—
HSBC	03/2019	PHP	11,200	USD	210	5,524	—
HSBC	03/2019	PLN	2,260	USD	607	—	9,537
HSBC	03/2019	RON	1,115	USD	273	—	5,434
HSBC	03/2019	THB	49,500	USD	1,546	28,881	3,211
HSBC	03/2019	USD	960	IDR	13,999,000	—	27,527
JPM	03/2019 - 04/2019	BRL	47,080	USD	12,572	—	50,583
JPM	03/2019	CLP	1,442,500	USD	2,172	35,183	8,265
JPM	03/2019	COP	1,761,000	USD	547	23,841	—
JPM	03/2019	CZK	7,000	USD	312	—	760
JPM	03/2019	HUF	127,900	USD	462	—	191
JPM	03/2019	IDR	37,687,000	USD	2,618	44,818	5,261
JPM	03/2019	ILS	7,880	USD	2,109	67,620	—
JPM	03/2019	PEN	1,250	USD	374	5,016	—
JPM	03/2019	RUB	206,200	USD	3,074	46,162	—
JPM	03/2019	TRY	16,300	USD	3,027	—	2,076
JPM	03/2019 - 08/2019	USD	9,885	BRL	38,190	38,044	276,630
JPM	03/2019	USD	1,504	CLP	1,010,760	1,371	38,238
JPM	03/2019 - 05/2019	USD	6,245	EUR	5,445	25,097	—
JPM	03/2019	USD	111	ILS	400	450	—
JPM	03/2019	USD	112	PEN	380	—	2,870
JPM	03/2019	USD	569	RUB	40,100	—	37,262
JPM	03/2019 - 10/2019	USD	6,797	TRY	39,350	—	416,866
JPM	03/2019	USD	495	ZAR	7,230	—	16,662
JPM	03/2019	ZAR	9,210	USD	660	—	8,194

8        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
SCB	03/2019	USD	1,361	IDR	19,150,000	$10,957	$—
Total Unrealized Appreciation and Depreciation						$1,896,910	$3,746,056

Over-the-Counter Options Written at February 28, 2019
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
BRL Currency Put[1]	GSCO-OT	BRL 4.500	12/10/19	BRL (188)	BRL 5,300	$39,104	$(18,469)
EUR Currency Call	BOA	RUB 86.340	1/29/20	EUR (12,800)	EUR 20,000	509,931	(399,669)
EUR Currency Call	BOA	INR 86.350	7/18/19	EUR (6,400)	EUR 10,000	121,049	(61,643)
EUR Currency Call	GSCO-OT	CLP 795.400	7/29/19	EUR (9,600)	EUR 15,000	189,361	(97,195)
EUR Currency Call	GSCO-OT	ZAR 16.731	4/26/19	EUR (6,400)	EUR 10,000	79,042	(86,592)
EUR Currency Call	GSCO-OT	INR 85.340	9/3/19	EUR (6,400)	EUR 110,000	125,348	(120,828)
EUR Currency Call	JPM	BRL 4.584	4/26/19	EUR (12,800)	EUR 20,000	159,500	(56,388)
EUR Currency Put	JPM	RUB 73.800	8/5/19	EUR (3,250)	EUR 105,000	36,297	(41,703)
EUR Currency Call	JPM	RUB 83.000	8/5/19	EUR (3,250)	EUR 105,000	54,488	(47,371)
IDR Currency Put	GSCO-OT	IDR 17550.000	9/6/19	IDR (49,180,880)	IDR 5,107,050,000	80,988	—
INR Currency Put	GSCO-OT	INR 74.000	3/1/19	INR (460,000)	INR 740,000	26,543	(175)
MXN Currency Put	CITNA-B	MXN 24.500	10/30/19	MXN (582,800)	MXN 857,500	506,770	(116,560)
RUB Currency Put	GSCO-OT	RUB 70.000	6/12/19	RUB (988,739)	RUB 10,147,121	450,455	(159,187)
RUB Currency Put	GSCO-OT	RUB 80.000	2/5/21	RUB (259,200)	RUB 8,400,000	148,771	(148,184)
RUB Currency Call	GSCO-OT	RUB 60.000	2/5/21	RUB (194,400)	RUB 6,300,000	29,076	(32,492)

9        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Options Written (Continued)
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
S&P 500 Index Put	BOA	2335.470	2/21/20	USD (1)	USD 3,184	$66,339	$(59,896)
S&P 500 Index Put	JPM	2378.810	2/26/20	USD (2)	USD 5,931	119,042	(126,104)
TRY Currency Put	GSCO-OT	TRY 6.750	1/15/20	TRY (17,300)	TRY 702,000	120,285	(98,435)
TRY Currency Put	JPM	TRY 8.800	10/17/19	TRY (60,000)	TRY 88,000	282,818	(27,780)
ZAR Currency Put	JPM	ZAR 14.730	5/27/19	ZAR (82,610)	ZAR 117,695	150,863	(108,797)
ZAR Currency Call	JPM	ZAR 11.413	5/27/19	ZAR (64,010)	ZAR 91,195	55,524	(2,369)

Total Over-the-Counter Options Written						$3,351,594	$(1,809,837)

1. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to 3.6 BRL per 1 USD.

Over-the-Counter Currency Swap at February 28, 2019
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount Currency Received (000’s)	Notional Amount Currency Delivered (000’s)	Premiums Received / (Paid)	Value
DEU	Receive	Floating rate equal to based on the notional amount of currency received	20.650%	1/24/20	USD 17,900	TRY 95,586	$—	$ (106,210)

Centrally Cleared Credit Default Swaps at February 28, 2019
Reference Asset		Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Mexico Government International		Buy	1.000%	12/20/23	USD 2,250	$(42,119)	$18,511	$ (23,608)

10        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Centrally Cleared Interest Rate Swaps at February 28, 2019
	Pay/Receive				Notional	Premiums		Unrealized
Counter-	Floating	Floating	Fixed	Maturity	Amount	Received /		Appreciation/
party	Rate	Rate	Rate	Date	(000’s)	(Paid)	Value	(Depreciation)
BNP	Pay	Six-Month HUF- BUBOR-Reuters	1.210%	10/26/20	HUF 1,959,000	$—	$70,837	$70,837
BNP	Receive	Six-Month HUF- BUBOR-Reuters	3.280	10/26/28	HUF 441,900	—	(167,189)	(167,189)
BNP	Pay	MXN TIIE BANXICO	8.000	8/13/20	MXN 305,950	—	(21,453)	(21,453)
BOA	Pay	BZDI	9.160	7/1/22	BRL 68,200	—	(25,242)	(25,242)
BOA	Receive	BZDI	6.550	1/2/20	BRL 29,060	—	(5,242)	(5,242)
BOA	Receive	BZDI	8.240	1/2/20	BRL 73,060	—	(446,921)	(446,921)
CITNA-B	Pay	COOVIBR	4.390	2/26/20	COP 37,800,000	—	1,626	1,626
CITNA-B	Pay	Three-Month ZAR JIBAR SAFEX	8.590	1/23/28	ZAR 69,740	—	(9,519)	(9,519)
CITNA-B	Receive	JIBA3M	8.050	2/22/29	ZAR 23,900	—	(998)	(998)
CITNA-B	Receive	JIBA3M	7.250	7/10/20	ZAR 86,325	—	(11,730)	(11,730)
DEU	Pay	Six-Month PLN-WIBOR-WIBO	2.415	1/25/23	PLN 7,000	—	31,640	31,640
DEU	Pay	Six-Month CZK- PRIBOR-PRBO	2.320	10/26/20	CZK 157,500	—	20,227	20,227
DEU	Receive	JIBA3M	7.500	8/15/20	ZAR 110,400	—	(42,743)	(42,743)
DEU	Pay	MXN TIIE BANXICO	7.600	1/27/23	MXN 90,000	—	(74,003)	(74,003)
DEU	Pay	MXN TIIE BANXICO	6.915	8/10/22	MXN 42,000	—	(75,298)	(75,298)
DEU	Pay	JIBA3M	8.420	8/29/28	ZAR 76,000	—	149,237	149,237
GSCOI	Pay	MXN TIIE BANXICO	7.760	9/25/20	MXN 291,400	—	(60,521)	(60,521)
GSCOI	Pay	BZDI	9.460	7/1/22	BRL 260,000	—	(23,891)	(23,891)
GSCOI	Pay	COOVIBR	4.380	1/10/20	COP 43,100,000	—	8,908	8,908
GSCOI	Pay	MXN TIIE BANXICO	8.620	12/26/28	MXN 31,500	—	28,834	28,834
GSCOI	Pay	Three-Month COP IBR OIS Compound	6.500	11/9/28	COP 4,900,000	—	50,789	50,789
HSBC	Receive	MXN TIIE BANXICO	8.600	1/18/29	MXN 35,300	—	(29,394)	(29,394)
HSBC	Pay	MXN TIIE BANXICO	8.320	1/28/21	MXN 131,500	—	17,828	17,828
JPM	Pay	BZDI	8.260	1/2/23	BRL 18,000	—	10,723	10,723
JPM	Pay	BUBOR06M	1.185	1/8/22	HUF 1,200,000	—	2,140	2,140
JPM	Pay	BZDI	9.480	7/1/20	BRL 240,800	—	591,160	591,160
JPM	Pay	BZDI	9.280	7/1/22	BRL 75,900	—	(19,635)	(19,635)
JPM	Pay	BZDI	10.500	7/1/20	BRL 54,140	—	191,986	191,986
JPM	Receive	BUBOR06M	2.265	1/8/29	HUF 390,000	—	120	120
SIB	Receive	BZDI	6.560	1/2/20	BRL 48,900	—	(10,108)	(10,108)
SIB	Pay	MXN TIIE BANXICO	7.250	11/4/22	MXN 45,000	—	(62,240)	(62,240)

11        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Interest Rate Swaps (Continued)
	Pay/Receive				Notional	Premiums		Unrealized
Counter-	Floating	Floating	Fixed	Maturity	Amount	Received /		Appreciation/
party	Rate	Rate	Rate	Date	(000’s)	(Paid)	Value	(Depreciation)
UBS	Pay	MXN TIIE BANXICO	6.860%	7/21/22	MXN 50,000	$—	$(95,292)	$(95,292)

Total Centrally Cleared Interest Rate Swaps						$—	$(5,364)	$(5,364)

Over-the-Counter Interest Rate Swaps at February 28, 2019
	Pay/Receive				Notional	Premiums		Unrealized
Counter-	Floating	Floating	Fixed	Maturity	Amount	Received /		Appreciation/
party	Rate	Rate	Rate	Date	(000’s)	(Paid)	Value	(Depreciation)
BOA	Pay	Three-Month MYR KLIBOR BNM	4.010%	11/10/22	MYR 5,000	$—	$16,070	$16,070
JPM	Pay	Three-Month COP IBR OIS Compound	7.300	6/1/26	COP 1,037,500	—	34,851	34,851
JPM	Pay	Three-Month MYR KLIBOR BNM	3.360	8/30/21	MYR 17,500	—	(25,245)	(25,245)
JPM	Pay	Three-Month COP IBR OIS Compound	5.700	3/8/19	COP 15,685,000	—	20,006	20,006
Total Over-the-Counter Interest Rate Swaps						$—	$45,682	$45,682

Over-the-Counter Interest Rate Swaptions Written at February 28, 2019
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value

Interest Rate Swap maturing 5/30/24	GSCOI	Pay		2.095%	5/28/19	PLN 10,500	$11,637	$(14,366)

Interest Rate Swap maturing 5/30/24	GSCOI	Receive		2.095	5/28/19	PLN 10,500	11,636	(8,293)

Total Over-the-Counter Interest Rate Swaptions Written							$23,273	$(22,659)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
SCB	Standard Chartered Bank

12        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Counterparty Abbreviations (Continued)
SIB	Banco Santander SA
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pounds
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thailand Baht
TRY	New Turkish Lira
UYU	Uruguay Peso
ZAR	South African Rand

Definitions
BADLARPP	Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days
BANXICO	Banco de Mexico
BNM	Bank Negara Malaysia
BUBOR	Budapest Interbank Offered Rate
BUBOR06M	Budapest Interbank Offered Rate 6 Month
BZDI	Brazil Interbank Deposit Rate
COOVIBR	Colombia IBR Overnight Nominal Interbank Reference Rate
EUSA5	EUR Swap Annual 5 Year
IBR	Indicador Bancario de Referencia
JIBA3M	South Africa Johannesburg Interbank Agreed Rate 3 Month
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KLIBOR	Kuala Lumpur Interbank Offered Rate
OIS	Overnight Index Swap
PRIBOR PRBO	Prague Interbank Offering Rate
S&P	Standard & Poor’s
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

13        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS February 28, 2019 Unaudited

1. Organization

Oppenheimer Emerging Markets Local Debt Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing

14        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

3. Securities Valuation (Continued)

evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial

15        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Foreign Government Obligations	$—	$187,255,661	$—	$187,255,661
Corporate Bonds and Notes	—	18,405,802	—	18,405,802
Short-Term Notes	—	6,865,539	—	6,865,539
Over-the-Counter Options Purchased	—	1,646,172	—	1,646,172
Investment Company	4,969,883	—	—	4,969,883

Total Investments, at Value	4,969,883	214,173,174	—	219,143,057
Other Financial Instruments:
Swaps, at value	—	70,927	—	70,927
Centrally cleared swaps, at value	—	1,194,566	—	1,194,566
Forward currency exchange contracts	—	1,896,910	—	1,896,910

Total Assets	$4,969,883	$217,335,577	$—	$222,305,460

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(131,455)	$—	$(131,455)
Centrally cleared swaps, at value	—	(1,181,419)	—	(1,181,419)
Options written, at value	—	(1,809,837)	—	(1,809,837)
Swaptions written, at value	—	(22,659)	—	(22,659)
Forward currency exchange contracts	—	(3,746,056)	—	(3,746,056)

Total Liabilities	$—	$(6,891,426)	$—	$(6,891,426)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

16        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

3. Securities Valuation (Continued)

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager or an affiliate of the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. Unless otherwise stated, the Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The

17        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the

18        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

5. Market Risk Factors (Continued)

direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities

19        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $116,477,014 and $124,789,239, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of

20        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

$844,705 and $90,768 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $240,701 and $1,057,801 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the

21        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $450,000 on credit default swaps to buy protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to

22        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts. These currency swap contracts increase exposure to, or decrease exposure away from, foreign exchange and interest rate risk.

For the reporting period, the Fund had ending monthly average notional amounts of $3,640,644 on currency swaps which pay a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $41,519,495 and $317,628,703 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the

23        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $2,266 written swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts

24        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an

25        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

26        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Item 2. Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2019, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Local Debt Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/19/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/19/2019

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	4/19/2019